UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 23, 2024
New Mountain Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor,
New York New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 720-0300
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	NASDAQ Global Select Market
8.250% Notes due 2028	NMFCZ	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Underwriting Agreement
On September 23, 2024, New Mountain Finance Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, New Mountain Finance Advisers, L.L.C. (formerly known as New Mountain Finance Advisers BDC, L.L.C.) (the “Adviser”), and New Mountain Finance Administration, L.L.C. (the “Administrator”), on the one hand, and SMBC Nikko Securities America, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, and Wells Fargo Securities, LLC, as the representatives of the several underwriters named in Schedule I thereto, on the other hand, in connection with the issuance and sale of $300 million aggregate principal amount of the Company’s 6.200% Notes due 2027 (the “Notes” and the issuance and sale of the Notes, the “Offering”). The closing of the Offering occurred on September 26, 2024, subject to the satisfaction of customary closing conditions. The Underwriting Agreement includes customary representations, warranties, and covenants by the Company, the Adviser, and the Administrator. It also provides for customary indemnification by each of the Company, the Adviser, the Administrator, and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-280501) previously filed with the U.S. Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement dated September 23, 2024, a final prospectus supplement dated September 23, 2024, and the pricing term sheet filed with the SEC on September 23, 2024. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated by reference herein.
Sixth Supplemental Indenture
On September 26, 2024, the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) (the “Trustee”) entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the indenture, dated August 20, 2018, between the Company and the Trustee (the “Base Indenture” and together with the Sixth Supplemental Indenture, the “Indenture”). The Sixth Supplemental Indenture relates to the Company’s issuance and sale of $300 million aggregate principal amount of the Notes.
The Notes bear interest at a rate of 6.200% per year. The Notes will mature on October 15, 2027. The Company will pay interest on the Notes on April 15 and October 15 each year, beginning on April 15, 2025, to holders of record as of the close of business on April 1 or October 1 (whether or not a business day), as the case may be, immediately preceding the relevant interest payment date. The Notes may be redeemed in whole or in part at the Company’s option at any time prior to the maturity date of the Notes, at par plus a “make-whole” premium.
The Company intends to use the net proceeds from this offering to repay existing indebtedness outstanding under the Company’s credit facility with Wells Fargo Bank, National Association, the Company’s credit facility with Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., Stifel Bank & Trust and MUFG Union Bank, N.A., and the Company’s credit facility with Deutsche Bank AG.

The Notes are the direct unsecured obligations of the Company and rank pari passu with all existing and future unsubordinated unsecured indebtedness issued by the Company, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company’s senior secured credit facilities, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.
The Indenture contains certain covenants, including certain covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the SEC; and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form N-2 (File No. 333-280501), as supplemented by the preliminary prospectus supplement dated September 23, 2024, the pricing term sheet filed with the SEC on September 23, 2024, and the final prospectus supplement dated September 23, 2024. The transaction closed on September 26, 2024.
The foregoing descriptions of the Sixth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Sixth Supplemental Indenture and the form of Global Note representing the Notes, respectively, filed as Exhibit 4.2 and Exhibit 4.3, respectively, hereto and incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 23, 2024, by and among the Company, New Mountain Finance Advisers, L.L.C. (formerly known as New Mountain Finance Advisers BDC, L.L.C.), and New Mountain Finance Administration, L.L.C., on the one hand, and SMBC Nikko Securities America, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, and Wells Fargo Securities, LLC, as the representatives of the several underwriters named in Schedule I thereto, on the other hand.

4.1
Indenture by and between New Mountain Finance Corporation, as Issuer, and U.S. Bank National Association, as Trustee, dated August 20, 2018 (Incorporated by reference to the registrant’s registration statement on Form N-2 Post-Effective Amendment No. 3 (File No. 333-218040) filed on August 20, 2018).

4.2	Sixth Supplemental Indenture by and between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.
4.3	Form of 6.200% Notes due 2027 (Incorporated by reference to Exhibit 4.2 hereto).
5.1	Opinion of Eversheds Sutherland (US) LLP.
23.1	Consent of Eversheds Sutherland (US) LLP (Included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

By:	/s/ Joseph W. Hartswell
Name:	Joseph W. Hartswell
Title:	Chief Compliance Officer and Corporate Secretary
Date: September 26, 2024